Exhibit 24

February 26, 2019

TO:        Alyson M. Mount
Daniel T. Falstad

Re:        Power of Attorney - Form 10-K

Entergy Corporation, referred to herein as the Company, will file with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended December 31, 2018, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

The Company and the undersigned persons, in their respective capacities as directors and/or officers of the Company, as specified in Attachment I, do each hereby make, constitute and appoint Alyson M. Mount and Daniel T. Falstad and each of them, their true and lawful Attorneys (with full power of substitution) for each of the undersigned and in his or her name, place and stead to sign and cause to be filed with the Securities and Exchange Commission the aforementioned Annual Report on Form 10-K and any amendments thereto.

Yours very truly,

ENTERGY CORPORATION

By: /s/ Leo P. Denault
Leo P. Denault
Director, Chairman of the Board
and Chief Executive Officer

/s/ John R. Burbank	/s/ Alexis M. Herman
John R. Burbank	Alexis M. Herman
Director	Director

/s/ Patrick J. Condon	/s/ Stuart L. Levenick
Patrick J. Condon	Stuart L. Levenick
Director	Director

/s/ Leo P. Denault	/s/ Blanche L. Lincoln
Leo P. Denault	Blanche L. Lincoln
Director, Chairman of the Board, and Chief Executive Officer	Director

/s/ Kirkland H. Donald	/s/ Karen A. Puckett
Kirkland H. Donald	Karen A. Puckett
Director	Director

/s/ Philip L. Frederickson	/s/ Andrew S. Marsh
Philip L. Frederickson	Andrew S. Marsh
Director	Executive Vice President and Chief Financial Officer

ATTACHMENT I

Entergy Corporation

Chairman of the Board and Chief Executive Officer - Leo P. Denault (principal executive officer)
Executive Vice President and Chief Financial Officer - Andrew S. Marsh (principal financial officer)

Directors - John R. Burbank, Patrick J. Condon, Leo P. Denault, Kirkland H. Donald, Philip L. Frederickson, Alexis M. Herman, Stuart L. Levenick, Blanche L. Lincoln and Karen A. Puckett

February 26, 2018

TO:        Alyson M. Mount.
Daniel T. Falstad

Re:        Power of Attorney - Form 10-K

Entergy Arkansas, LLC., Entergy Louisiana, LLC, Entergy Mississippi, LLC, Entergy New Orleans, LLC, Entergy Texas, Inc. and System Energy Resources, Inc. (collectively referred to herein as the Companies) will each file with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended December 31, 2018, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

The Companies and the undersigned persons, in their respective capacities as directors and/or officers of the Companies, as specified in Attachment I, do each hereby make, constitute and appoint Alyson M. Mount and Daniel T. Falstad and each of them, their true and lawful Attorneys (with full power of substitution) for each of the undersigned and in his or her name, place and stead to sign and cause to be filed with the Securities and Exchange Commission the aforementioned Annual Report on Form 10-K and any amendments thereto.

Yours very truly,

ENTERGY ARKANSAS, LLC
ENTERGY LOUISIANA, LLC
ENTERGY MISSISSIPPI, LLC
ENTERGY NEW ORLEANS, LLC
ENTERGY TEXAS, INC.
SYSTEM ENERGY RESOURCES, INC.

/s/ A. Christopher Bakken, III	/s/ Steven C. McNeal
A. Christopher Bakken, III Director of System Energy Resources, Inc.	Steven C. McNeal Director of System Energy Resources, Inc.

/s/ Haley R. Fisackerly	/s/ Sallie T. Rainer
Haley R. Fisackerly Director, Chairman of the Board, President and Chief Executive Officer of Entergy Mississippi, LLC	Sallie T. Rainer Director, Chair of the Board, President and Chief Executive Officer of Entergy Texas, Inc.

/s/ Paul D. Hinnenkamp	/s/ David D. Ellis
Paul D. Hinnenkamp Director of Entergy Arkansas, LLC, Entergy Louisiana, LLC, Entergy Mississippi, LLC, Entergy New Orleans, LLC and Entergy Texas, Inc.	David D. Ellis Director, Chairman of the Board, President and Chief Executive Officer of Entergy New Orleans, LLC

/s/ Andrew S. Marsh	/s/ Laura R. Landreaux
Andrew S. Marsh
Director and Executive Vice President and Chief Financial Officer of Entergy Arkansas, LLC, Entergy Louisiana, LLC, Entergy Mississippi, LLC, Entergy New Orleans, LLC, Entergy Texas, Inc. and System Energy Resources, Inc.
Laura R. Landreaux Director, Chairman of the Board, President and Chief Executive Officer of Entergy Arkansas, LLC

/s/ Phillip R. May, Jr.	/s/ Roderick K. West
Phillip R. May, Jr. Director, Chairman of the Board, President and Chief Executive Officer of Entergy Louisiana, LLC	Roderick K. West Director of Entergy Arkansas, LLC, Entergy Louisiana, LLC, Entergy Mississippi, LLC, Entergy New Orleans, LLC and Entergy Texas, Inc.

Director, Chairman of the Board, President and Chief Executive Officer of System Energy Resources, Inc.

ATTACHMENT I

Entergy Arkansas, LLC

Chairman of the Board, President and Chief Executive Officer - Laura R. Landreaux (principal executive officer)
Executive Vice President and Chief Financial Officer - Andrew S. Marsh (principal financial officer)

Directors - Paul D. Hinnenkamp, Laura R. Landreaux, Andrew S. Marsh and Roderick K. West

Entergy Louisiana, LLC

Chairman of the Board, President and Chief Executive Officer - Phillip R. May, Jr. (principal executive officer)
Executive Vice President and Chief Financial Officer - Andrew S. Marsh (principal financial officer)

Directors - Paul D. Hinnenkamp, Andrew S. Marsh, Phillip R. May, Jr. and Roderick K. West

Entergy Mississippi, LLC

Chairman of the Board, President and Chief Executive Officer - Haley R. Fisackerly (principal executive officer)
Executive Vice President and Chief Financial Officer - Andrew S. Marsh (principal financial officer)

Directors - Haley R. Fisackerly, Paul D. Hinnenkamp, Andrew S. Marsh and Roderick K. West

Entergy New Orleans, LLC

Chairman of the Board, President and Chief Executive Officer - David D. Ellis (principal executive officer)
Executive Vice President and Chief Financial Officer - Andrew S. Marsh (principal financial officer)

Directors - David D. Ellis, Paul D. Hinnenkamp, Andrew S. Marsh and Roderick K. West

Entergy Texas, Inc.

Chair of the Board of Directors, President and Chief Executive Officer - Sallie T. Rainer (principal executive officer)
Executive Vice President and Chief Financial Officer - Andrew S. Marsh (principal financial officer)

Directors -Paul D. Hinnenkamp, Andrew S. Marsh, Sallie T. Rainer and Roderick K. West

System Energy Resources, Inc.

Chairman of the Board, President and Chief Executive Officer - Roderick K. West (principal executive officer)
Executive Vice President and Chief Financial Officer - Andrew S. Marsh (principal financial officer)

Directors - A. Christopher Bakken, III, Andrew S. Marsh, Steven C. McNeal and Roderick K. West